Exhibit 10.18

EXECUTION COPY

SECURITY TRUST AGREEMENT

12 MAY 2006

between

THE ROYAL BANK OF SCOTLAND PLC

as Security Agent

and

THE OTHER FINANCE PARTIES

and

THE SECURITY GRANTORS

Allen & Overy LLP

THIS SECURITY TRUST AGREEMENT (the Agreement) is made on 12 May 2006

BETWEEN:

(1)                                  THE ROYAL BANK OF SCOTLAND PLC, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312

(the Security Agent);

(2)                                  the other FINANCE PARTIES as defined under Clause 1.1 (Definitions) below; and

(3)                                  the SECURITY GRANTORS as defined under Clause 1.1 (Definitions) below.

The Beneficiaries (as defined below) and the Security Grantors (as defined below) are hereinafter collectively referred to as the Parties.

WHEREAS

(A)                              The Lenders (as defined below) have agreed to make available to each of the Borrowers (as defined below) certain credit facilities on the terms of and subject to the Credit Agreement (as defined below).

(B)                                It is a condition to the Lenders making the credit facilities available pursuant to the Credit Agreement that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.                                      INTERPRETATION

1.1                               Definitions

In this Agreement:

Accounting Principles means accounting principles, policies, standards, bases and practices which, as at the date of the Credit Agreement, are in accordance with the German generally accepted accounting principles (Grundsätze ordnungsgemäßer Buchführung und Bilanzierung).

Additional Borrower means a member of the Group which becomes a borrower under the Credit Agreement after the date of its execution.

Additional Facility means an Add-On Facility or an External Facility.

Add-On Facility Accession Agreement means an accession deed pursuant to which any person or entity accedes to the Credit Agreement as provider of an Add-On Facility.

Add-On Facility means any additional loan facility provided under the Credit Agreement which has Eligible Terms.

Add-On Facility Lender means:

(a)                                  an Original Add-On Facility Lender; or

(b)                                 any person which has become a lender under an Add-On Facility.

Administrative Party means the Mandated Lead Arrangers, the Facility Agent or the Security Agent.

Agreed Priority Agreement Principles means the principles pursuant to which the Existing Priority Agreement shall be amended.

Ancillary Facility means any facility or financial accomodation (including any overdraft, foreign exchange, guarantee, bonding, documentary or standby letter of credit, credit card or automated payments facility) established by a Lender in place of all or parts of its respective facility commitment.

Ancillary Facility Document means any document evidencing any Ancillary Facility.

Ancillary Lender means any lender providing for an Ancillary Facility.

Ancillary Outstandings means, at any time and with respect to any Ancillary Facility of any Ancillary Lender, the aggregate of all of the following amounts (as calculated by that Ancillary Lender) outstanding at that time under that Ancillary Facility:

(a)                                  all amounts of principal then outstanding under any overdraft, cheque drawing or other account facilities determined on a gross basis unless such facilities are made available on the basis of netting arrangements satisfactory to the Ancillary Lender in which case, such outstanding principal amounts shall be determined on the net debt basis used by that Ancillary Lender;

(b)                                 the maximum potential liability (excluding amounts stated to be in respect of interest and fees) under all guarantees, bonds and letters of credit then outstanding under that Ancillary Facility; and

(c)                                  in respect of any other facility or financial accommodation, such other amount (excluding interest and similar charges) as fairly represents the aggregate exposure of that Ancillary Lender under that facility or accommodation, as reasonably determined by that Ancillary Lender from time to time in accordance with its usual banking practice for facilities or accommodation of the relevant type.

BGB means the German Civil Code (Bürgerliches Gesetzbuch).

Beneficiary means a Finance Party.

Borrower means KDVS or an Additional Borrower.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and Frankfurt am Main and which is also a TARGET Day.

Commitment Letter means the commitment letter dated on or about the date of the Credit Agreement between the Arranger, the Original Lender, KDG and KDVS.

Compliance Certificate means any compliance certificate issued or to be issued by any Obligor in connection with the Credit Agreement setting out the compliance with certain financial ratios and/or covenants.

Credit Agreement means the EUR 1,350,000,000 senior credit agreement dated on or about 13 March 2006 between, amongst others, the Mandated Lead Arranger, the Facility Agent, the Security Agent, KDVS, KDG and the Original Lender providing for EUR 1,350,000,000 senior credit facilities and up to EUR 650,000,000 Add-On Facilities.

Debtor means each debtor in respect of a Claim and Debtors means all such debtors.

Eligible Terms means, in respect of any Additional Facility:

(a)                                  the final maturity date of that Additional Facility must be a date falling at least six months after 31 March 2012;

(b)                                 there must be no amortisation required in respect of that Additional Facility;

(c)                                  that Additional Facility must be a term facility (which, in the case of an External Facility, may include notes, bonds or any other term credit arrangement which is not capable, by its terms, of being repaid or prepaid and redrawn before the date falling at least six months after 31 March 2012 (it being acknowledged that such arrangement may have customary change of control, voluntary prepayment, asset sale and similar prepayment provisions)); and

(d)                                 the purpose must be to fund a Permitted Acquisition;

(e)                                  the principal amount of that Additional Facility (together with the principal amount of all other Additional Facilities) may not exceed the lower of:

(i)                                     €650,000,000; and

(ii)                                  the amount which, if fully utilised on the date of completion of the relevant Permitted Acquisition, would not result in any breach of certain financial covenant ratios;

and

(f)                                    the liabilities of the obligors thereunder are to be treated and rank as a senior debt under Existing Priority Agreement and/or the Priority Agreement and to have the benefit of all relevant Security Documents (whether through execution of new documents or amendment to existing documents) or (in each case) to have such lower ranking as is agreed by all the lenders of that Additional Facility.  For these purposes relevant Security Documents means Security Documents comprising the same assets and shares comprised in Security Documents executed prior to the establishment of that Additional Facility, it being acknowledged that prior-ranking Security Documents will remain in place (with the proceeds of enforcement of all Security Documents subject to the sharing provisions of the Priority Agreement).

Euro, euro, EUR or € means the single European currency introduced 1 January 1999.

Existing Priority Agreement means the priority agreement dated 29 March 2004, as amended and restated prior to the date of the Credit Agreement and in force on the date of the Credit Agreement to which, amongst others, KDG and KDVS are parties (disregarding the amendments implemented to create an amended priority agreement in connection with the Credit Agreement).

External Facility means any term credit agreement which has Eligible Terms.

Event of Default means an event of default under any of the Finance Documents, which entitles the Facility Agent to declare that all or part of any amounts outstanding under the Finance Documents or any of them are immediately due and payable, or payable on demand.

Facility Agent means The Royal Bank of Scotland plc, a public limited company, having its registered office at: 36 St. Andrew Square, EH2 2YB Edinburgh, Scotland, incorporated under the laws of Scotland and being registered with the Companies House under registration number SC 090312.

Fee Letter means any letter entered into by reference to the Credit Agreement between one or more Administrative Parties and an Obligor setting out the amount of certain fees which are payable, inter alia, in relation to the Credit Agreement.

Finance Document means:

(a)                                  the Credit Agreement;

(b)                                 the Commitment Letter;

(c)                                  a Fee Letter;

(d)                                 an Obligor Accession Deed;

(e)                                  a Transfer Certificate;

(f)                                    an Ancillary Facility Document;

(g)                                 the Hedging Letter;

(h)                                 an Add-On Facility Accession Agreement;

(i)                                     a Hedging Document;

(j)                                     a Security Document;

(k)                                  the Priority Agreement;

(l)                                     a Compliance Certificate;

(m)                               a Request; and

(n)                                 any other document designated as such by the Facility Agent and KDG.

Finance Party means an Administrative Party, an Underwriter, a Lender or a Hedging Bank.

German Security means the Security created under the German Security Documents.

German Security Documents means each of the documents listed in Schedule 5 and any other security document granting security to the Beneficiaries and/or the Security Agent which is subject to German law.

Germany means the Federal Republic of Germany.

Group means KDG and its Subsidiaries (but excluding any Unrestricted Subsidiary).

Hedging Letter means a letter dated on or about the date of the Credit Agreement between KDG, the Mandated Lead Arranger and the Facility Agent relating to the interest and currency hedging to be effected by the Group and any other letter designated as such by KDG and the Facility Agent which amends or supplements the terms of that letter.

Hedging means any interest rate or currency swap, derivative transaction or hedging facility.

Hedging Bank means:

(a)                                  each Original Hedging Bank; or

(b)                                 each party (other than an Obligor) which shall at any relevant time be or become a party to any Hedging Document.

Hedging Document means

(a)                                  each master agreement, confirmation or other document evidencing any Hedging provided by a Hedging Bank to an Obligor; or

(b)                                 otherwise entered into on the basis that under the terms of the Finance Documents any party to such document (other than an Obligor) in such regard becomes entitled to the benefit of, among other things, any security interest created under this Agreement.

KDG means Kabel Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Munich under registration number HRB 145837.

KDVS means Kabel Deutschland Vertrieb und Service GmbH & Co. KG, a limited partnership (Kommanditgesellschaft) organised under the laws of Germany, having its corporate seat in Unterföhring (Landkreis München), Germany, which is registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Munich under registration number HRA 83902.

Lender means:

(a)                                  the Original Lender;

(b)                                 an Original Add-On Facility Lender; or

(c)                                  any person which becomes a lender after the date of, and in accordance with the terms of, the Credit Agreement,

but only for so long as it has any outstanding commitment or participation in any loan provided under the Credit Agreement or Ancillary Outstanding or any amount is owed to it (whether actually or contingently) in its capacity as Lender.

Mandated Lead Arranger means each of:

(a)                                  The Royal Bank of Scotland plc;

(b)                                 Deutsche Bank AG London;

(c)                                  Goldman Sachs International; and

(d)                                 J.P. Morgan plc.

Obligor means KDG or a Borrower.

Obligor Accession Deed means a deed of accession pursuant to which any person or entity accedes, inter alia, to the Credit Agreement as Additional Borrower.

Original Add-On Facility Lender means any lender providing for an additional facility under the Credit Agreement by way of executing an Add-On Facility Accession Agreement.

Original Finance Party means an Administrative Party, an Original Lender or an Original Hedging Bank.

Original Hedging Bank means each of:

(a)                                  Goldman Sachs International;

(b)                                 Morgan Stanley Capital Services Inc.;

(c)                                  Société Générale;

(d)                                 Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A.;

(e)                                  The Royal Bank of Scotland plc;

(f)                                    BNP Paribas S.A.;

(g)                                 Deutsche Bank AG, London;

(h)                                 HSBC Bank plc; and

(i)                                     Calyon Corporate and Investment Bank.

Original Lender means each of:

(a)                                  The Royal Bank of Scotland plc, Niederlassung Frankfurt;

(b)                                 Deutsche Bank AG London;

(c)                                  JPMorgan Chase Bank, N.A.; and

(d)                                 Goldman Sachs Credit Partners L.P.

Priority Agreement means the Existing Priority Agreement amended on a basis consistent with the Agreed Priority Agreement Principles after the date of the Credit Agreement..

Request means any request for the draw down of any credit facility under the Credit Agreement by any Obligor.

Secured Claims means all present and future rights and claims (Ansprüche) (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of any of the Finance Parties against any of the Obligors under the Finance Documents, each as amended, restated, varied, supplemented, novated or extended from time to time, including, without limitation, any increase of principal or interest, in each case together with all costs, charges and expenses incurred by the Finance Parties (or any of them) in connection with the protection, preservation or enforcement of their respective rights under the Finance Documents.

Security means any and all security granted to secure the Secured Claims.

Security Document means any document evidencing or creating security over any asset of any Obligor to secure any obligation of any Obligor to a Finance Party under any Finance Document referred to under (a) to (i) and (k) to (n) of the definition of “Finance Document”.

Security Grantor means the persons listed in Schedule 4 to this Agreement and any other person or entity granting German Security from time to time and acceding to this Agreement as new security grantor.

Subsidiary means any of:

(a)                                  an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership, and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise; or

(b)                                 an entity consolidated for the purpose of the financial statements of any person pursuant to the Accounting Principles.

Underwriter means each of:

(a)                                  The Royal Bank of Scotland plc;

(b)                                 Deutsche Bank AG London;

(c)                                  Goldman Sachs Credit Partners L.P.; and

(d)                                 JPMorgan Chase Bank, N.A.

Unrestricted Subsidiary means any Subsidiary of KDVS or KDG (which is not an Obligor) nominated by KDVS to the Facility Agent at any time when no Event of Default is outstanding.

TARGET Day means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open for the settlement of payments in Euro.

Transfer Certificate means any transfer certificate pursuant to which any rights under the Credit Agreement shall be transferred by novation or otherwise to any New Lender.

1.2                               Construction

(a)                                  In this Agreement, unless the contrary intention appears, a reference to:

(i)                                 the Security Agent means the Security Agent acting as agent for and on behalf of the Pledgees unless otherwise provided herein; and

(ii)                              promptly means promptly (unverzüglich) as contemplated in § 121 (1) BGB.

(b)                                 Where the context so admits, the singular includes the plural and vice versa.

(c)                                  The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

(d)                                 Any reference in this Agreement to a defined document is a reference to that defined document as amended, restated, novated or supplemented from time to time.

(e)                                  References to parties herein shall also be deemed to include references to their respective successors, transferees and assignees.

(f)                                    Unless otherwise defined herein or unless the context otherwise requires, terms defined or referred to in the Credit Agreement shall have the same meaning when used herein.

2.                                      APPOINTMENT AS TRUSTEE AND ADMINISTRATOR

2.1                               Appointment

The Security Agent shall:

(a)                                  hold and administer such German Security which is assigned or transferred by way of security (Sicherungsabtretung/Sicherungsübereignung) or otherwise granted under a non-accessory security right (nicht akzessorische Sicherheit) as trustee (Treuhänder) for the benefit of the Beneficiaries;

(b)                                 administer such German Security which has been created by way of pledge (Verpfändung) or otherwise transferred under an accessory security right (akzessorische Sicherheit) to the Security Agent and the Beneficiaries; and

(c)                                  act in relation to the German Security in accordance with the terms and subject to the conditions of this Agreement, the German Security Documents and the other Finance Documents.

2.2                               Ratification

Each Beneficiary hereby ratifies and approves all acts done by the Security Agent on such Beneficiary’s behalf before execution hereof or the execution of the respective New Finance Party’s Accession Agreement (as hereinafter defined) by the respective Beneficiary.

2.3                               Construction

It is hereby agreed that, in relation to any jurisdiction the courts of which would not recognise or give effect to the trust (Treuhandverhältnis) expressed to be created by this Agreement, the relationship of the Beneficiaries to the Security Agent shall be construed as one of principal and agent but, to the extent permissible under the laws of such jurisdiction, all the other provisions of this Agreement shall have full force and effect between the parties hereto.

3.                                      PURPOSE OF THE GERMAN SECURITY

The Security and the German Security has been granted with a view to provide collateral in order to secure the prompt and complete satisfaction of any and all Secured Claims.

4.                                      POWER OF ATTORNEY

4.1                               Authorisation

Each of the Beneficiaries herewith irrevocably authorises and grants power of attorney to the Security Agent to:

(a)                                  execute for and on its behalf any and all German Security Documents and other agreements related to the German Security, including but not limited to any New Finance Party’s Accession Agreement and any New Security Grantor’s Accession Agreement, and any amendment agreement to this Agreement;

(b)                                 (i)            execute for and on its behalf any release agreement relating to (A) any or all of the German Security Documents and (B) an envisaged complete and full re-payment and discharge of the Secured Claims; and

(ii)                                  to make and receive all declarations and statements which are necessary or desirable in connection with any of such release agreements;

(c)                                  make and receive all declarations and statements which the Security Agent deems necessary or desirable in connection with the German Security Documents or any of the agreements and documents relating thereto which are necessary or desirable; and

(d)                                 take all other actions and measures which the Security Agent deems necessary or desirable in connection with this Agreement or any of the German Security Documents.

4.2                               Self-contracting

Each of the Beneficiaries herewith also exempts the Security Agent from any restrictions under § 181 of the BGB.

4.3                               Sub-power

The Security Agent has the power to grant sub-power of attorney (including the release from the restrictions under § 181 of the BGB).

5.                                      SUCCESSORS

This Agreement shall be binding upon the Parties hereto and their respective successors in law.  The Parties shall be entitled to assign or otherwise transfer any and all of their rights and duties under this Agreement to third parties in accordance with the relevant provisions of the Credit Agreement.

6.                                      DURATION

This Agreement shall remain in full force and effect until the full and complete payment and discharge of the Secured Claims.  This Agreement shall not cease to exist if any payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

7.                                      REALISATION

The German Security shall be realised, and any enforcement proceeds shall be distributed, in accordance with the relevant provisions of the Priority Agreement together with the relevant provisions of the German Security Documents.

8.                                      LIABILITY AND INDEMNIFICATION

8.1                               Liability for Damages

Neither the Security Agent nor any other Beneficiary shall be liable for any loss or damage suffered by any Security Grantor save in respect of such loss or damage which is suffered as a result of the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent or the respective Beneficiary.

8.2                               Indemnification

The Security Grantors will indemnify severally but not jointly the Security Agent and each of the Beneficiaries and keep the Security Agent and each of the Beneficiaries indemnified against any losses, actions, claims, expenses, demands and liabilities which may be incurred by or made against the Security Agent or any of the Beneficiaries as a result of any breach of such Security Grantor of any of its obligations or undertakings contained herein except to the extent that such losses, actions, claims, expenses, demands or liabilities have resulted from the gross negligence (grobe Fahrlässigkeit) or wilful misconduct (Vorsatz) of the Security Agent or the Beneficiaries.

9.                                      NEW PARTIES

9.1                               New Finance Parties

If any bank, trust, fund, financial institution or other entity (a New Finance Party) becomes party to a Finance Document as a Finance Party, then that New Finance Party shall execute and deliver an accession agreement substantially in the form of Schedule 1 (New Finance Party’s Accession Agreement) hereto.  The Security Agent shall execute the New Finance Party’s Accession Agreement for itself and on behalf of the other Beneficiaries.  Each of the Security Grantors herewith irrevocably consents to any New Finance Party’s Accession Agreement entered into in accordance with this Agreement.

9.2                               New Security Grantors

If any company (a New Security Grantor) becomes a party to a Finance Document as an additional provider of additional German Security then such New Security Grantor shall execute and deliver an Accession Agreement substantially in the form of Schedule 2 (New Security Grantor’s Accession Agreement) hereto.  The Security Agent shall execute the New Security Grantor’s Accession Agreement for itself and on behalf of the other Beneficiaries.

10.                               PARTIAL INVALIDITY, WAIVER

10.1                        Invalidity

If any provision of this Agreement or part thereof should be or become invalid or unenforceable, this shall not affect the validity of the remaining provisions hereof. The invalid or unenforceable provision shall be replaced by that provision which best meets the intent of the replaced provision.  This shall apply analogously in the case of gaps.

10.2                        Waivers and remedies cumulative

No failure to exercise, nor any delay in exercising, on the part of the Security Agent or any of the other Finance Parties, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.  The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

11.                               AMENDMENTS

Changes and amendments of this Agreement including this Clause 11 shall be made in  writing.

12.                               NOTICES AND THEIR LANGUAGES

12.1                        Notices

Any notice or other communication under or in connection with this Agreement to the Beneficiaries or the Security Agent shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, applying for the purposes of this Agreement, as set forth in Schedule 5 hereto or such other address or facsimile number as is notified by that party for this purpose to the Security Agent from time to time.

12.2                        Language

Unless otherwise required by statutory German law or unless otherwise agreed in writing from time to time, ay notice or other communication under or in connection with this Agreement shall be the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail (unless the document is a statutory or other official document), except that where a German translation of a legal term appears in such text, the German translation shall prevail.

13.                               APPLICABLE LAW; JURISDICTION

13.1                        Governing Law

This Agreement is governed by and shall be construed in accordance with the laws of Germany.

13.2                        Jurisdiction

The place of jurisdiction for all Parties shall be Frankfurt am Main, Germany.  The Security Agent and/or any other Beneficiaries, however, shall also be entitled to take legal action against any of the Security Grantors before any other competent court of law having jurisdiction over such Security Grantor or any of its assets.

14.                               APPLICATION OF THE PRIORITY AGREEMENT

In addition, the provisions of the Existing Priority Agreement and/or the Priority Agreement apply to the extent that they do not conflict with the provisions of this Agreement, in which event the terms of this Agreement shall prevail.

SCHEDULE 1

NEW FINANCE PARTY’S ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT dated [•] is supplemental to a security trust agreement (the Security Trust Agreement) dated [•] between the Security Agent, the Finance Parties and the Security Grantors.

Words and expressions defined in the Security Trust Agreement have the same meaning when used in this Accession Agreement.

We hereby agree with each other person who is a party to the Security Trust Agreement that with effect on and from the date hereof we will be bound by the Security Trust Agreement as a Beneficiary as if we had been party originally to the Security Trust Agreement in that capacity.

We hereby agree with each other person who is a party to any German law governed share pledge agreement entered or to be entered into in connection with any of the Finance Documents (as defined in the Security Trust Agreement) (each a Share Pledge Agreement) that with effect on and from the date hereof we will be bound by any such Share Pledge Agreement as a Pledgee (as defined therein) as if we had been party originally to such Share Pledge Agreement in that capacity.

We hereby agree with each other person who is a party to any German law governed account pledge agreement entered or to be entered into in connection with any of the Finance Documents (as defined in the Security Trust Agreement) (each an Account Pledge Agreement) that with effect on and from the date hereof we will be bound by any such Account Pledge Agreement as a Pledgee (as defined therein) as if we had been party originally to such Account Pledge Agreement in that capacity.

We hereby also grant power of attorney to the Security Agent and confer the rights and authority upon the Security Agent in the form and to the extent set out in Clauses 2, 5 and 6 of the respective Share Pledge Agreement.

We hereby expressly ratify and approve any acts done by the Security Agent on our own behalf before execution hereof.

This Agreement is governed by and shall be construed in accordance with German law.

[Place, Date]

[acceding party]	the Security Agent for itself and for and on behalf of the Beneficiaries

SCHEDULE 2

NEW SECURITY GRANTOR’S ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT dated [•] is supplemental to a security trust agreement (the Security Trust Agreement) dated [•] between the Security Agent, the Finance Parties and the Security Grantors.

Words and expressions defined in the Security Trust Agreement have the same meaning when used in this Accession Agreement.

We hereby agree with each other person who is a party to the Security Trust Agreement that with effect on and from the date hereof we will be bound by the Security Trust Agreement as an Security Grantor as if we had been party originally to the Security Trust Agreement in that capacity.

This Agreement is governed by and shall be construed in accordance with German law.

[Place, Date]

[acceding party]	the Security Agent for itself and for and on behalf of the Beneficiaries

SCHEDULE 3

GERMAN SECURITY DOCUMENTS

1.                            The Share Pledge Agreement dated on or about the date hereof between Kabel Deutschland GmbH as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all shares held or to be held in future by Kabel Deutschland GmbH in Kabel Deutschland Verwaltungs GmbH.

2.                            The Share Pledge Agreement dated on or about the date hereof between Kabel Deutschland GmbH as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all shares held or to be held in future by Kabel Deutschland GmbH in Kabel Deutschland Vertrieb und Service Beteiligungs Verwaltungs GmbH.

3.                            The Interest Pledge Agreement dated on or about the date hereof between Kabel Deutschland GmbH as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all interests held or to be held in future by Kabel Deutschland GmbH in Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG.

4.                            The Interest Pledge Agreement dated on or about the date hereof between Kabel Deutschland GmbH as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all interests held or to be held in future by Kabel Deutschland GmbH in Kabel Deutschland Vertrieb und Service GmbH & Co. KG.

5.                            The Interest Pledge Agreement dated on or about the date hereof between Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all interests held or to be held in future by Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG in Kabel Deutschland Vertrieb und Service GmbH & Co. KG.

6.                            The Share Pledge Agreement dated on or about the date hereof between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all shares held or to be held in future by Kabel Deutschland Vertrieb und Service GmbH & Co. KG in Kabel Deutschland Vermögen Beteiligungs Verwaltungs GmbH.

7.                            The Interest Pledge Agreement dated on or about the date hereof between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all interests held or to be held in future by Kabel Deutschland Vertrieb und Service GmbH & Co. KG in Kabel Deutschland Vermögen GmbH & Co. KG.

8.                            The Interest Pledge Agreement dated on or about the date hereof between Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all interests held or to be held in future by Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG in Kabel Deutschland Vermögen GmbH & Co. KG.

9.                            The Interest Pledge Agreement dated on or about the date hereof between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all interests held or to be held in future by Kabel Deutschland Vertrieb und Service GmbH & Co. KG in Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG.

10.                      The Share Pledge Agreement dated on or about the date hereof between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all shares held or to be held in future by Kabel Deutschland Vertrieb und Service GmbH & Co. KG in Kabel Deutschland Breitband Services GmbH.

11.                      The Interest Pledge Agreement dated on or about the date hereof between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all interests held or to be held in future by Kabel Deutschland Vertrieb und Service GmbH & Co. KG in TKS Telepost Kabel-Service Kaiserslautern GmbH & Co. KG.

12.                      The Share Pledge Agreement dated on or about the date hereof between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all shares held or to be held in future by Kabel Deutschland Vertrieb und Service GmbH & Co. KG in TKS Telepost Kabel-Service Kaiserslautern-Beteiligungs GmbH.

13.                      The Account Pledge Agreement dated on or about the date hereof between Kabel Deutschland GmbH as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all bank accounts held or to be held in future by Kabel Deutschland GmbH in Germany.

14.                      The Account Pledge Agreement dated on or about the date hereof between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as pledgor and the Security Agent and the Finance Parties as pledgees dated on or about the date hereof relating to the pledge of all bank accounts held or to be held in future by Kabel Deutschland Vertrieb und Service GmbH & Co. KG in Germany.

15.                      The Global Assignment Agreement dated on or about the date hereof between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as assignor and the Security Agent relating to the assignment of certain receivables, rights and claims held or to be held by Kabel Deutschland Vertrieb und Service GmbH & Co. KG.

16.                      The Security Transfer Agreement dated on or about the date hereof between Kabel Deutschland Vertrieb und Service GmbH & Co. KG as transferor and the Security Agent relating to the transfer of certain Security Assets (as defined therein).

17.                      The Security Transfer Agreement to be entered into within 90 days after the date of the Credit Agreement by Kabel Deutschland Vertrieb und Service GmbH & Co. KG as transferor and the Security Agent relating to the transfer of certain Security Assets (as defined therein).

18.                      The Release Agreement dated on or about the date hereof between, amongst others, Kabel Deutschland Vertrieb und Service GmbH & Co. KG and Kabel Deutschland GmbH as released parties, Deutsche Bank AG London as releasing party and the Security Agent.

19.                      This Agreement.

SCHEDULE 4

SECURITY GRANTORS

(1)                                  Kabel Deutschland GmbH

(2)                                  Kabel Deutschland Vertrieb und Service GmbH & Co. KG

(3)                                  Kabel Deutschland Vertrieb und Service Beteiligungs GmbH & Co. KG

(4)                                  Kabel Deutschland Vermögen Beteiligungs GmbH & Co. KG

SCHEDULE 5

ADDRESSES FOR NOTICES

To theSecurity Grantor:	Kabel Deutschland Vertrieb und Service GmbH & Co. KG Betastraße 6-8 85774 Unterföhring Germany

Att.:	Paul Thomason

Fax:	+49 89 96010 198

To the Security Agent:	The Royal Bank of Scotland plc Level 7 135 Bishopsgate London EC2M 3UR United Kingdom

Att.:	Mark Harrison, Director, Syndicated Loans Agency

Fax:	+44 (0) 20 7085 4564

SIGNATORIES

The Security Grantors

KABEL DEUTSCHLAND GMBH

By:

KABEL DEUTSCHLAND VERTRIEB UND SERVICE GMBH & CO. KG

By:

KABEL DEUTSCHLAND VERTRIEB UND SERVICE BETEILIGUNGS GMBH & CO. KG

By:

KABEL DEUTSCHLAND VERMÖGEN BETEILIGUNGS GMBH & CO. KG

By:

The Security Agent

THE ROYAL BANK OF SCOTLAND PLC

By:

The Other Finance Parties and Beneficiaries

THE ROYAL BANK OF SCOTLAND PLC

By:

DEUTSCHE BANK AG LONDON
By:

GOLDMAN SACHS INTERNATIONAL
By:

J.P. MORGAN PLC
By:

JPMORGAN CHASE BANK N.A.
By:

GOLDMAN SACHS CREDIT PARTNERS L.P.
By:

MORGAN STANLEY CAPITAL SERVICES INC.
By:

SOCIETE GENERALE
By:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.
By:

BNP PARIBAS S.A.
By:

HSBC BANK PLC
By:

CALYON CORPORATE AND INVESTMENT BANK
By: